Exhibit 13.1

Certification Pursuant to Rule 13a-14(b) or Rule 15d-14(b) of
the Securities Exchange Act of 1934, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
18 U.S.C. Section 1350

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Mission NewEnergy Limited (the “Company”), does hereby certify, to such officer’s knowledge, that:

1.
The Annual Report on Form 20-F for the year ended June 30, 2018 (the “Form 20-F”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2018

/s/ Dato’ Nathan Mahalingam
Dato’ Nathan Mahalingam
Chief Executive Officer

Date: November 13, 2018

/s/ Guy Burnett
Guy Burnett
Chief Financial Officer